UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

 _______________________

Date of Report
(Date of earliest
event reported):	August 1, 2013

     AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075

(Address of principal executive offices, including zip code)

  (917) 804-3584

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On August 1, 2013, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order approving certain bid procedures and key dates regarding the ongoing bankruptcy proceedings under Chapter 11 of the U.S. Bankruptcy Code with respect to AgFeed Industries, Inc. (the “Company”), AgFeed USA, LLC (“AgFeed USA”), a direct wholly owned subsidiary of the Company, and substantially all of AgFeed USA’s direct and indirect subsidiaries (the “Sellers”), previously disclosed in the Company’s Current Report on Form 8-K filed on July 15, 2013 (the “Prior Form 8-K”). The Court’s order approved, among other things, that bids to purchase the assets of the Sellers be filed with the Court by August 21, 2013, with, pending receipt of Qualified Bids as defined in the Bid Procedures, an auction of those assets to occur on August 26, 2013, followed by a sale hearing before the Court on August 29, 2013.

As previously disclosed in the Prior Form 8-K, on July 15, 2013, the Sellers entered into an asset purchase agreement (the “Maschhoffs Agreement”) with The Maschhoffs, LLC (the “Maschhoffs”), whereby the Sellers would sell to the Maschhoffs, and the Maschhoffs would purchase and acquire from the Sellers, substantially all of the assets of the Sellers, excluding the Sellers’ operations in Oklahoma, for a cash purchase price of $79 million, subject to reduction for changes in working capital measured from March 31, 2013, plus the assumption of certain liabilities. Based on the Sellers’ expected levels of activity before closing and other assumptions, the Sellers currently expect that they will receive net cash proceeds under the Maschhoffs Agreement, after reduction for changes in working capital, of approximately $66.6 million and have cash on hand of an additional $7.1 million. As of July 31, 2013, the Sellers had $69.0 million of outstanding prepetition indebtedness under their secured credit agreements with Farm Credit Services of America, FLCA (“FCS FLCA”) and Farm Credit Services of America, PCA (together with FCS FLCA, “Farm Credit”).

In its order, the Court required that any Qualified Bid for the Sellers’ assets equal or exceed the sum of (1) the purchase price payable to the Sellers under the Maschhoffs Agreement, (2) a break-up fee payable to the Maschhoffs in an amount equal to $2,370,000, (3) reimbursement of the Maschhoffs for its reasonable and documented actual out-of-pocket expenses up to $790,000, plus (4) $250,000. The order also requires that each Qualified Bid, including the Maschhoffs’ bid, provide an aggregate cash purchase deposit that is not less than $7.9 million. In addition, each bid must be accompanied by an asset purchase agreement that contains substantially the same terms as, or terms more favorable to the Company and the Sellers and their estates than, those in the Maschhoffs Agreement together with a marked copy that reflects any variations from the Maschhoffs Agreement.

The Company and AgFeed USA, with the assistance of their financial advisers, Business Development Asia LLC and BDA Advisors Inc., are continuing to actively pursue competing offers for the Sellers’ assets in connection with the Chapter 11 bankruptcy proceedings, as well as sales of the Company’s Chinese subsidiaries and assets. The Company, AgFeed USA and their advisors cannot at this time predict the amount of proceeds from any transaction or transactions that might result from that pursuit.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

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SAFE HARBOR DISCLOSURE NOTICE

The information provided in this report contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this report involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this report include, but are not limited to: the Chapter 11 bankruptcy process and the successful closing of the Transaction or alternative transactions; developments in connection with the Company’s evaluation of its strategic options, including the Company’s ability to execute any such options; the terms of the forbearance agreement between AgFeed USA and certain of its subsidiaries and Farm Credit, including that it required AgFeed USA to complete by July 1, 2013, a sale of itself or its assets or another transaction that will result in the satisfaction in full of Farm Credit’s claims; difficulties in securing a source of adequate liquidity for the Company; if the Transaction or alternative transactions are not completed, ongoing issues with Hormel Foods Corporation, including the challenges of transitioning from a single customer to new customer and supply relationships; and developments in litigation and proceedings, including the pending securities class action litigation and U.S. Securities and Exchange Commission investigation related to the matters investigated by the special committee of the Company’s board of directors and the restatement of the Company’s consolidated financial statements, and potential liability for a substantial damage award and indemnification obligations. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report, even if subsequently made available by the Company on its website or otherwise. The Company does not intend, and disclaims any obligation, to update any forward-looking information contained in this report or with respect to the information disclosed herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date:	August 7, 2013	By:	/s/ Keith A. Maib
Keith A. Maib
Chief Restructuring Officer

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